UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2021 (January 4, 2021)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

On January 4, 2021, Chemung Canal Trust Company (the “Bank”), a subsidiary of Chemung Financial Corporation (the “Corporation”), and Jeffrey P. Kenefick, Regional President, executed a Change of Control Agreement (the “Agreement”). The Agreement provides that if, during the 12 month period after the occurrence of a Change of Control, as defined in the Agreement: i) Mr. Kenefick’s employment is terminated by the Bank without Cause (also as defined in the Agreement); or ii) Mr. Kenefick terminates his employment with the Bank for Good Reason (also as defined in the Agreement), the Bank shall pay to Mr. Kenefick, in addition to any other compensation or benefits due to him, an amount equal to two (2.00) times the highest annual compensation (salary and bonuses) paid by the Bank to Mr. Kenefick for any of the two (2) calendar years ending with the year in which his employment is terminated. The severance payment would be paid in equal monthly installments for the 24 months immediately following the effective date of the termination of Mr. Kenefick’s employment. The Agreement provides further that it is subject to all applicable laws and regulations and that the amount payable to Mr. Kenefick is subject to reduction to the extent necessary to ensure that such payment is not an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code.

The forgoing description does not purport to be complete and it is qualified in its entirety to references to the change in control agreement that is attached hereto as Exhibit 10.1 of this Form 8-K, and is incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

10.1	Change of Control Agreement dated January 4, 2021 between Chemung Canal Trust Company and Jeffrey P. Kenefick, Regional President

99.1	Press Release of Chemung Canal Trust Company dated January 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

January 5, 2021	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer